Business Combinations and Acquisitions of Non-Controlling Interests	12 Months Ended
Dec. 31, 2019
Business Combinations and Acquisitions of Non-Controlling Interests [Abstract]
Business Combinations and Acquisitions of Non-Controlling Interests
Business combinations and acquisitions of non-controlling interests

Business combinations
Finalization of the purchase price alocation by Coltel of control over Telebucaramanga, Metrotel and Optecom
On September 30, 2017, as part of the early termination agreement regarding the contract with PARAPAT , Colombia Telecomunicaciones, S.A. ESP (Coltel) acquired control of Colombian companies Empresa de Telecomunicaciones de Telebucaramanga S.A. ESP (Telebucaramanga), operating in the city of Bucaramanga; Metropolitana de Telecomunicaciones S.A. ESP (Metrotel); and Operaciones Tecnológicas y Comerciales S.A.S. (Optecom), operating in the city of Barranquilla, for an overall price of 509,975 million Colombian pesos (approximately 147 million euros on the transaction date). These companies primarily provide fixed telephony, data, pay TV, installation and maintenance services.
At the date of authorization for issuer of the 2017 consolidated financial statements of the Telefónica Group the purchase price allocation was provisional. In 2018 the preliminary allocation was reviewed within the twelve-month period from the acquisition date. The following table summarizes the consideration, the final fair values of the assets and liabilities identified on acquisition and the generated goodwill.

Millions of euros
Consideration paid for the acquisition of control (1)	147
Fair value of the prior stake	41
Fair value of the minority stake	3
Consideration	191
Intangible assets	13
Customer relationships	13
Other intangible assets	—
Property, plant and equipment	147
Deferred tax assets	7
Other non-current assets	16
Cash and cash equivalents	13
Other current assets	18
Deferred tax liabilities	(23)
Other non-current liabilities	(100)
Current liabilities	(26)
Fair value of net assets	65
Goodwill	126

(1) Excluding the proportion assumed by the non-controlling shareholder and the cash and cash equivalents contributed by the companies at the moment of its inclusion in the consolidation scope, the impact in the consolidated cash flow amounted to 85 million euros (see Note 28).
Transactions with non-controlling interests
2018
Sale of 9.99% of the total share capital of Telxius
On July 27, 2018, Telefónica transferred to a subsidiary of the Pontegadea Group 16.65% of the share capital of the Telefónica's subsidiary Pontel Participaciones, S.L. (Pontel), which owns 60% of the share capital of Telxius Telecom, S.A. (Telxius), for an amount of 378.8 million euros, resulting in a price of 15.2 euros per share of Telxius. This holding of 16.65% in the capital stock of Pontel is equivalent, in economic terms, to an indirect holding of 9.99% in the share capital of Telxius. The impact of this transaction on the equity attributable to equity holders of the parent amounted to 232 million euros and the impact on equity attributable to non-controlling interest amounted to 139 million euros.
2017
Share swap with KPN
In March 2017, Telefónica entered into a swap agreement with Koninklijke KPN NV (hereinafter, KPN) to deliver 72.0 million of its treasury shares (representing 1.43% of its share capital) in exchange for 178.5 million shares of its subsidiary Telefónica Deutschland Holding AG, representing 6.0% of the share capital of the latter (see Note 17). This transaction thus entailed no cash movements.
The exchange ratio was determined based on the average of the volume weighted average price of the respective shares over the last five trading sessions. The impact in the consolidated statement of changes in equity was a decrease in net equity attributable to minority interests amounting to 671 million euros in 2017 (Note 17.h), an increase in treasury shares amounting to 754 million euros and a decrease in retained earnings amounting to 83 million euros.
As a result of this agreement, Telefónica increased its shareholding in Telefónica Deutschland from 63.2% to 69.2%.
Sale of 24.8% and 15.2% of the total share capital of Telxius
On February 20, 2017, Telefónica reached an agreement for the sale of up to 40% of the total share capital in Telxius Telecom, S.A. to KKR, for a total amount of 1,275 million euros (12.75 euros per share).
The aforementioned agreement included a purchase agreement for the sale of 62 million shares (representing 24.8% of the share capital) of Telxius Telecom, S.A. for 790.5 million euros, and options on over 38 million shares (representing 15.2% of the share capital) for a price of at least 484.5 million euros.
These options corresponded to a call option exercisable by KKR and to a put option exercisable by Telefónica upon maturity of the call option.
On October 24, 2017, after obtaining all the relevant regulatory approvals, Telefónica transferred 62 million shares of Telxius (representing 24.8% of its share capital) to KKR in exchange for 790.5 million euros (12.75 euros per share).
On November 13, 2017, KKR exercised the call option contemplated in the Agreement on over 38 million shares of Telxius (representing 15.2% of its share capital) in exchange for 484.5 million euros (12.75 euros per share).
Following the closing of this sale of 15.2% of the share capital in Telxius in December 2017, together with 24.8% of the share capital acquired on October 24, 2017, KKR had acquired 40% of the share capital of Telxius in exchange for an aggregate amount of 1,275 million euros (see Note 28).
These transactions had no impact on the consolidated results of the Telefónica Group as it consisted of the sale of minority interests, with Telefónica retaining control over Telxius. The impact on the 2017 consolidated statement of changes in equity was an increase in net equity attributable to minority interests amounting to 690 million euros (Note 17.i), an increase in retained earnings amounting to 570 million euros, and a decrease in translation differences of 9 million euros.